UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2025
PLBY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 17, 2025, PLBY Group, Inc. (the “Company”) issued a press release announcing that the Company had determined to cancel its special meeting of stockholders that was scheduled to reconvene on April 17, 2025 (the “Special Meeting”). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company filed a definitive proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission, on February 4, 2025, for the Special Meeting, which was called to approve, for the purposes of Nasdaq Listing Rule 5635(b), the issuance of shares of Company common stock, par value $0.0001 per share (the “Common Stock”), in excess of 19.99% of the Company’s outstanding Common Stock, pursuant to that certain Securities Purchase Agreement, dated December 14, 2024, by and between the Company and The Million S.a.r.l., for the sale and issuance by the Company of 16,956,842 shares of Common Stock, at a sale price of $1.50 per share, to The Million S.a.r.l.

The Special Meeting was originally scheduled for, and convened on, March 20, 2025, but the Special Meeting was adjourned without any business being conducted, due to the lack of the required quorum as of the original meeting time. The Special Meeting was then scheduled to reconvene on April 17, 2025, at 1:00 p.m. Eastern Time. However, the Company did not receive sufficient proxies to constitute a quorum to reconvene the Special Meeting and conduct business, and the Company has decided to cancel the Special Meeting and to withdraw the proposal for stockholder approval described above. The Company has determined it will include such proposal in its definitive proxy statement for the Company’s 2025 annual meeting of stockholders, which proxy statement is anticipated to be filed no later than April 30, 2025.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2025	PLBY GROUP, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel & Secretary